SHARE-BASED COMPENSATION	12 Months Ended
Dec. 31, 2021
Share-based Payment Arrangement [Abstract]
SHARE-BASED COMPENSATION

NOTE 14 — SHARE-BASED COMPENSATION

We have granted restricted stock and restricted stock units (collectively, “Restricted Stock”), as well as unrestricted stock and stock options, to employees, directors and outside consultants under the Tellurian Inc. 2016 Omnibus Incentive Compensation Plan, as amended (the “2016 Plan”), and the Amended and Restated Tellurian Investments Inc. 2016 Omnibus Incentive Plan (the “Legacy Plan”). The maximum number of shares of Tellurian common stock authorized for issuance under the 2016 Plan is 40 million shares of common stock, and no further awards can be made under the Legacy Plan.

For the years ended December 31, 2021, 2020 and 2019, Tellurian recognized approximately $6.0 million, $2.7 million and $4.2 million, respectively, of share-based compensation expense related to all share-based awards. As of December 31, 2021, unrecognized compensation expense, based on the grant date fair value, for all share-based awards totaled approximately $200.7 million.

Restricted Stock

As of December 31, 2021, we had approximately 30.8 million shares of performance-based Restricted Stock outstanding, of which approximately 19.2 million shares will vest entirely based upon an affirmative FID by the Company’s Board of Directors, as defined in the award agreements, and approximately 10.8 million shares will vest in one-third increments at FID and the first and second anniversaries of FID. The remaining shares of primarily performance-based Restricted Stock, totaling approximately 0.8 million shares, will vest based on other criteria. As of December 31, 2021, no expense had been recognized in connection with performance-based Restricted Stock.

The approximately 30.8 million shares of performance-based and time-based Restricted Stock have been excluded from the computation of diluted loss per share because including them in the computation would have been antidilutive for the periods presented.

The following table provides a summary of our Restricted Stock transactions for the year ended December 31, 2021 (shares and units in thousands):

		Weighted-
		Average Grant
	Shares	Date Fair Value
Unvested at January 1, 2021	34,961	$5.78
Granted (1)	1,857	2.90
Vested	(5,658)	1.31
Forfeited	(356)	5.59
Unvested at December 31, 2021	30,804	$6.43
(1)	The weighted-average per share grant date fair values of Restricted Stock granted during the years ended December 31, 2020 and 2019 were $1.17 and $8.53, respectively.

The total grant date fair value of restricted stock vested during the years ended December 31, 2021, 2020 and 2019 were approximately $7.4 million, $11.7 million and $1.2 million, respectively.

Stock Options

Participants in the 2016 Plan have been granted non-qualified options to purchase shares of common stock. Stock options are granted at a price not less than the market price of the common stock on the date of grant. The following table provides a summary of our stock option transactions for the year ended December 31, 2021 (stock options in thousands):

		Weighted
		Average
	Stock Options	Exercise Price
Outstanding at January 1, 2021	11,355	$5.19
Granted (1)	—	—
Exercised	—	—
Forfeited or expired	(276)	10.32
Outstanding at December 31, 2021	11,079	5.07
Exercisable at December 31, 2021	4,413	$5.17

The stock options that were granted to a member of the Company’s executive management team during the year ended December 31, 2020, vest and become exercisable upon the achievement of both triggers as follows (stock options in thousands):

Service Trigger (1)	Stock Price Trigger (2)	Amount
December 15, 2021 (3)	$3.50	3,333
December 15, 2022	$4.50	3,333
December 15, 2023	$5.50	3,334
		10,000
(1)	Satisfied through continued employment or other service to the Company through the designated date.
(2)	Satisfied upon the Company’s common stock price closing at a price per share at or equal to the designated closing price for any ten consecutive trading days.
(3)	Vested during the year ended December 31, 2021.

The stock options granted during the year ended December 31, 2020, expire on the fifth anniversary of the date of its grant. There were no stock options granted during the years ended December 31, 2019 or 2018.

The fair value of each stock option awarded in 2020 was estimated using a Monte Carlo simulation and, due to the service trigger, is being recognized as compensation expense ratably over the vesting term. Valuation assumptions used to value stock options granted during the year ended December 31, 2020 were as follows:

Expected volatility	113.6%
Expected dividend yields	—%
Risk-free rate	0.4%

Due to our limited history, the expected volatility is based on a blend of our historical annualized volatility and the implied volatility utilizing options quoted or traded. The expected dividend yield is based on historical yields on the date of grant. The risk-free rate is based on the U.S. Treasury yield curve in effect at the time of the grant.

There were approximately zero, zero and seven thousand stock options exercised during the years ended December 31, 2021, 2020, and 2019, respectively. Further, the approximately 11.1 million stock options outstanding have been excluded from the computation of diluted loss per share because including them in the computation would have been antidilutive for the periods presented.